                                    AGREEMENT

         This Agreement is made by and among George T. Haymaker, Jr. ("Optionee")
and Kaiser Aluminum Corporation and Kaiser Aluminum & Chemical Corporation, both
Delaware corporations (together, the "Company").

         WHEREAS, the Company granted to Optionee a stock option to purchase up to 386,000 shares of common stock, $.01 par value per share, of Kaiser Aluminum
Corporation, and the terms and conditions of such grant are set forth in that certain Performance-Accelerated Stock Option Grant between Optionee and the
Company having an effective date of January 1, 1998, as amended by that certain
Director and Non-Executive Chairman Agreement between Optionee and the Company dated January 1, 2000 (the Performance-Accelerated Stock Option Grant, as so
amended, the "1998 Grant"); and

         WHEREAS, Optionee and the Company desire (i) to amend the 1998 Grant to cancel 97,510 Option Shares, and (ii) to evidence the grant of a new stock option to Optionee to purchase up to 97,510 Option Shares, on the same terms and conditions as were applicable to the canceled portion of the 1998 Grant;

NOW, THEREFORE, Optionee and the Company hereby agree as follows:

         1. All capitalized terms used herein shall have the meanings provided in the 1998 Grant unless otherwise specifically provided herein.

         2. Effective as of April 14, 2000, the 1998 Grant is amended to cancel
97,510 Option Shares. Except as expressly set forth herein, the terms and conditions of the 1998 Grant are hereby ratified and affirmed.

         3. This Agreement evidences that the Company has granted to Optionee, effective as of April 14, 2000, the right, privilege and option to purchase up to 97,510 Option Shares and that such grant is on the same terms and conditions as are set forth in the 1998 Grant.

         IN WITNESS WHEREOF, Optionee and the Company have executed this
Agreement effective as of the 14th day of April, 2000.

                                    "COMPANY"

                                    KAISER ALUMINUM CORPORATION

                                    By:      /S/ RAYMOND J. MILCHOVICH
                                    Raymond J. Milchovich
                                    President and Chief Executive Officer

                                    KAISER ALUMINUM & CHEMICAL CORPORATION

                                    By:      /S/ RAYMOND J. MILCHOVICH
                                    Raymond J. Milchovich
                                    President and Chief Executive Officer

                                    "OPTIONEE"

                                    /S/ GEORGE T. HAYMAKER, JR.
                                    George T. Haymaker, Jr.